Exhibit 10.6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Unit 4, Century Estate
476 Gardeners Road
Alexandria NSW 2015

PO Box 1035
Mascot
NSW 1460

Telephone: 61-2-9667 4411
Facsimile: 61-2-9667 4139
Website: www.parnell.com
Email: info@parnell.com

1 February 2011

Robert Joseph

Further to your continuing employment the following constitutes the contract of employment (“the Contract”) between Parnell Corporate Services Pty Ltd, Unit 4, Century Estate, 476 Gardeners Road Alexandria NSW 2015, (“the Company”), and you (“the Employee”).

1.	Appointment

You are appointed to the offices of Director and Chief Executive Officer for each of the companies listed in Schedule 1 to this Agreement.

You will work in any location as directed by the Company.

2.	Term of Appointment

(a)	Upon acceptance of this offer by you, your employment will be deemed to have commenced on 21 August, 2006 (“the Position”) and continues until your employment is terminated.

(b)	All service prior to the date of acceptance of this Contract will continue to be recognised for the purpose of calculating any service-based entitlements including long service leave, annual leave, personal/carer’s leave and parental leave.

3.	General duties

During the Employment, you will be required to:

(a)	devote the whole of your time, attention and skill during normal business hours to perform the duties;

(b)	faithfully and diligently perform the duties and exercise the powers;

(i)	consistent with the position of Chief Executive Officer or,

(ii)	as otherwise assigned to you by the Board of Directors.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c)	promote the interests of the Company and any Group Company; and

(d)	obey all reasonable directions;

Subparagraphs (a) to (d) of this clause together are the duties.

4.	Duty to report

You must report directly to the Board of Directors.

5.	Hours

You will work 37.5 hours per week and such reasonable additional hours as may be required to perform the duties.

In regard to these reasonable additional hours, you and the Company together acknowledge the matters referred to in section 62 (3) of the Fair Work Act (“the Act”) including your level of responsibility and the remuneration and related incentives you enjoy in the Position.

6.	Base Salary

During the period that you serve the Company under this agreement, the Company must pay you the Base Salary of *** per annum divided into twelve equal parts with one part paid each month or as otherwise agreed between the parties.

7.	Superannuation

The Company will make contributions to a complying superannuation fund on your behalf in the amount of *** per annum.

8.	Incentive Scheme

The Company may at its absolute discretion vary, replace or rescind the scheme at any time and determine your participation or not in the scheme at any time. Presently, pursuant to the scheme, you may be offered to subscribe for shares in the capital of the Company. The rights attaching to these shares are set out in the constitution of the Company and will be exclusively administered according to the Parnell Executive Share Plan Rules.

9.	Holding offices

(a)	Without further remuneration, you agree to accept such offices in Parnell Group or related bodies corporate of Parnell Group as from time to time may be reasonably required.

(b)	On termination, or earlier at the Board’s request, you will resign from these positions and complete all necessary documentation to give effect to the resignation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c)	Parnell Group will hold an appropriate Directors and Officers Liability Insurance policy with a reputable organisation in relation to your position as a Public Officer of Parnell Group.

10.	Leave Entitlement

You;

(a)	are entitled to public holidays, long service leave and annual leave in conformity with statutory entitlements; and

(b)	must take annual leave and long service leave at a period or periods agreed between the Company and you and in the absence of agreement, when determined or directed by the Company.

11.	Accrued leave

Subject to any statutory provision, the Company may require you to take any significant accrued leave entitlement or may make a payment to your accrued leave pursuant to Section 94 of the Act.

12.	Personal / Carers Leave

You are entitled to *** Personal / Carers Leave per annum. Personal / Carers Leave may be taken when the Employee;

(a)	is sick; or

(b)	is required to care for a member of their immediate family or household.

13.	Charity Leave

The Company offers *** paid leave each year for you to perform volunteer work for a charity deemed suitable by the Company.

14.	Paid Maternity Leave

Unpaid Maternity Leave is prescribed in the Act. The Company may provide, at its absolute discretion, an employee who has completed at least 12 months continuous service prior to becoming pregnant and who is the primary carer for a child, with eight (8) weeks paid leave to commence on the birth or adoption of a child, less any amount payable under any Federal Government Paid Parental Leave Scheme.

15.	Medical Examination

You agree that that the Company may, at its expense, require you to undergo a medical examination by a registered medical practitioner or practitioners nominated by the Company (after the Company has considered your wishes in respect of the appointment of the registered medical practitioner) and a copy of any medical report furnished by such medical practitioner shall be available to both parties. For the avoidance of doubt, the Company may exercise this right for the purposes of:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

•	Determining whether granting you ongoing sick leave is appropriate;

•	Determining whether your employment should be terminated for incapacity;

•	Assessing your fitness for work and/or to return to work after a period of sick leave; or

•	Obtaining a second opinion where you have provided a medical certificate/report.

16.	Your obligations on Confidentiality

You must:

(a)	keep any Information secret and confidential, except to the extent that you are required by law to disclose the Information;

(b)	take all reasonable and necessary precautions to maintain the secrecy and prevent the disclosure of any Information; and

(c)	not disclose Information to any third parties without first obtaining the written consent of the Board except in the ordinary and proper course of employment with the Company.

17.	Survival of obligations

Your obligations in clause 15 survive the termination of your employment with the Company.

18.	Exclusive engagement

While you are employed by the Company, you must not be engaged, concerned or interested in any other business without the prior written consent of the Board or its nominee.

19.	Termination

19.1	Other than in circumstances provided in 18.3 below, the Company may terminate the employment by giving six (6) months written notice or at its election by making a payment in lieu of the notice period which will bring your employment to an immediate end.

19.2	Notice given by you shall be six (6) months from the end of the day upon which notice is given.

19.3	Notwithstanding any other clause in this contract the Company may terminate this agreement immediately if you:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(a)	commit any act which may detrimentally affects the Company or any Group Company, including but not limited to an act of fraud, wilful disobedience, or misconduct;

(b)	wilfully or persistently or materially breach this agreement; or

(c)	become medically incapacitated or become liable to be dealt with under any law relating to mental health.

19.4	Obligations on termination

(a)	On termination of this agreement, the you must return to the Company all tangible property of the Company or any Group Company including, but not limited to, all books, documents, list of suppliers, list of customers, papers, materials, phones, personal data appliances, credit cards, security passes, passwords for any systems or applications, cars and keys held by you or under your control.

(b)	You may not copy, transmit or download any file, email, document or any Information from the Company network or Company computer to a personal computer, personal storage device or personal email account during or after your employment, including during your notice period, without the Company’s consent.

(c)	You agree to the Company deducting any over-payments, outstanding debts or money owed to it by you from your statutory entitlements.

20.	Post Employment Restraints

During your Employment with the Company you will acquire or become familiar with Confidential Information, Trade Secrets, customer connections and information, supplier connections and information and business connections and information which are valuable to the Company and which you acknowledge you cannot and will not use during or after your employment for your own or the benefit of a third party without the Company’s consent. The limitations and acknowledgment are intended by the parties to protect the Company’s interests.

20.1	Restricted areas and restricted activities

You must not, without the prior written consent of the Company do any of the following during the employment of within *** of the Termination Date:

(a)	directly or indirectly carry on (whether alone, as an employee, in partnership or in joint venture with anyone else) or otherwise be concerned with or interested in (whether as trustee, principal, agent, shareholder, unit holder or in any other capacity) any business similar to or competitive with the business of the Company, or any joint venture (whether corporate or unincorporated) in which any Group Company has an interest exceeding 10% and whose principal business is similar to that of the Company in Australia.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(b)	at any time induce or attempt to induce any director, manager or employee of the Company to terminate his/her employment with the Company, whether or not that person would commit a breach of that person’s contract of employment;

(c)	at any time employ any person who has been a director, manager, employee, supplier, services provider or consultant to the Company during your employment who is or may be likely to be in possession of any confidential information or trade secrets relating to the business of;

(i)	the Company; or

(ii)	suppliers or services provider used or retained by the Company;

(d)	solicit or persuade any person whom you have dealt with while employed by the Company or any person who is in the process of negotiating with the Company at the Termination Date in relation to any business carried on by the Company, to cease doing business with the Company or reduce the amount of business which the person would normally do with the Company.

20.2	Restraint reasonable

(a)	You and the Company consider the restraints contained in this clause to be reasonable and intend the restraints to operate to the maximum extent.

(b)	If these restraints:

(i)	are void as unreasonable or invalid; and

(ii)	would be reasonable or valid if part of the wording were deleted or the period or areas were reduced, the restraints will apply with the modifications necessary to make them effective.

20.3	Restraints independent

The restraints contained in this clause are separate, distinct and several, so that the unenforceability of any restraint does not affect the enforceability of the other restraints.

20.4	Your Acknowledgement

You acknowledge that:

(a)	you have and will obtain Information concerning the business and finances of the Company and Group Companies including trade secrets and industrial processes;

(b)	disclosure of Information could materially harm the Company;

(c)	the restrictive covenants contained in this clause are reasonable and necessary for the protection of the Information and goodwill of the Company;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(d)	the remedy of damages may be inadequate to protect the interest of the Company and the Company is entitled to seek and obtain injunctive relief, or any other remedy, in any Court; and

(e)	in view of the importance of the restraints contained in this part for the protection of the proprietary interests of the Company, this part will survive the termination of your employment with the Company in all circumstances including repudiation by the Company of the remainder of this contract.

21.	Business Expenses and Equipment

(a)	Parnell will reimburse you for all expenses incurred in the course of your employment including all costs of local and international travel and entertainment costs incurred having regard to the nature of travel and entertainment relative to your position as Chief Executive Officer.

(b)	For the purposes of performing your duties, Parnell will provide you with access to any facilities and equipment generally required to fulfil your position as Chief Executive Officer including but not limited to Blackberry® and associated equipment, laptop computer, remote internet access, eTag and other travel accessories and equipment commensurate with the nature of travel that you undertake as Chief Executive Officer.

22.	Governing law and jurisdiction

(a)	This contract is governed by the laws of New South Wales.

(b)	The parties irrevocably submit to the exclusive jurisdiction of the courts of New South Wales.

(c)	Each of the parties irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

23.	Entire Contract

This contract constitutes the entire agreement between the parties in respect of the matters dealt with in this contract and supersedes all prior contracts, agreements, understandings, arrangements and negotiations in respect of your employment with the Company.

24.	Definitions In this contract:

“Board” means the Board of the Parnell Pharmaceuticals Holdings Pty Ltd established pursuant to the constitution of the Company.

“Group” means Parnell Pharmaceuticals Holdings Pty Ltd and all of its subsidiaries;

“Group Company” means a ‘related body corporate’, and any ‘Associated entity’ of the Company as those expressions are defined in the Corporations Law;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Information” means:

any information in respect of the Company’s business including customer information, sales and marketing tactics and strategies which are not in the public domain; and any document, book, account, process, patent, specification, drawing, design or know-how which;

(a)	comes to the notice of you in the course of your employment; or

(b)	is generated by you in the course of performing your obligations.

“The Act” means the Fair Work Act (2009) (Cth).

“Termination Date” means the date when you cease to be employed by the Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXECUTED by the parties as an agreement:

SIGNED
for Parnell Corporate Services Pty Ltd
by its representative
in the presence of

/s/ Erika Kristy Vikor	/s/ Alan R. Bell
Witness	Representative

Erika Kristy Vikor	Alan R. Bell
Name (please print)	Name (please print)

SIGNED
by Robert Joseph
in the presence of:

/s/ Erika Kristy Vikor	/s/ Robert Joseph
Witness	Robert Joseph

Erika Kristy Vikor
Name (please print)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 1

COMPANIES TO WHICH ROBERT JOSEPH WILL BE APPOINTED
DIRECTOR AND CHIEF EXECUTIVE OFFICER

Parnell Pharmaceuticals Holdings Pty Ltd

Parnell Pharmaceuticals Pty Ltd

Parnell Technologies Pty Ltd

Parnell Technologies NZ Pty Ltd

Parnell Corporate Services Pty Ltd

Parnell Australia Pty Ltd

Parnell New Zealand Ltd (a New Zealand company)

Parnell Manufacturing Pty Ltd

Australian Pharma Services Pty Ltd

Parnell North America Pty Ltd

Parnell Europe Pty Ltd